UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2010

FIRST HORIZON NATIONAL CORPORATION
(Exact name of registrant as specified in charter)

TN	001-15185	62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE, MEMPHIS, TENNESSEE	38103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (901) 523-4444

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation's earnings release for the quarter ended March 31, 2010, which was issued April 16, 2010.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description

99.1	Earnings release for the Quarter Ended March 31, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON NATIONAL CORPORATION (Registrant)
Date: April 16, 2010	By:	/s/ WILLIAM C. LOSCH III
William C. Losch III Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished pursuant to Item 2.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

EX-99.1     Earnings Release Issued for the Quarter Ended March 31, 2010